EXHIBIT 10.94
CONFIDENTIAL TREATMENT REQUESTED
REDACTED VERSION

AMENDMENT NUMBER 1 TO
SOLAR WAFER SUPPLY AGREEMENT
This Amendment Number 1 to Solar Wafer Supply Agreement (this “First Amendment”) is entered into as of March 29th, 2013, by and between MEMC SINGAPORE PTE. LTD., a Singapore corporation (“MEMC Singapore”) and wholly-owned subsidiary of MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation with its principal place of business at 501 Pearl Drive (City of O'Fallon), St. Peters, Missouri 63376, United States of America, or such other designated majority-owned subsidiary of MEMC ELECTRONIC MATERIALS, INC. (“MEMC”), and TAINERGY TECH CO., LTD., a Taiwan corporation with its principal place of business at Floor 5, No. 97, Section 2, Nangang Road, Nangang District, Taipei City, Taiwan, R.O.C. (“Tainergy”) or its designated majority-owned subsidiary. MEMC Singapore and Tainergy together shall be referred to as the “Parties” and individually as a “Party”.

RECITALS:
WHEREAS, on July 9, 2008, MEMC Singapore and Tainergy entered into that certain Solar Wafer Supply Agreement (the “Agreement”), pursuant to which MEMC Singapore agreed to supply and Tainergy agreed to purchase certain quantities of solar wafers, pursuant to the terms of the Agreement; and
WHEREAS, Tainergy did not meet its purchase requirements for Contract Year 1, Contract Year 2, Contract Year 3, Contract Year 4 under the Agreement, did not meet its full Refundable Capacity Reservation Deposit Amount requirements for Contract Year 1, Contract Year 2, Contract Year 3, Contract Year 4, and has thus far in Contract Year 5 has not met its purchase requirements, Refundable Capacity Reservation Deposit requirements or Letter of Credit requirements under the Agreement; and
WHEREAS, the Parties hereto wish to amend the Agreement as provided herein by this First Amendment:
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, MEMC Singapore and Tainergy agree as follows:
ARTICLE I

AMENDMENT TO SELECTED SECTIONS OF THE AGREEMENT

1.1    Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

1.2    Purchase Shortfalls and Payment for Purchase Shortfalls.

(a)Purchase Shortfalls. Because Tainergy did not purchase (i) the Yearly Minimum Quantity for Contract Year 1, there was a Purchase Shortfall of [******] for Contract Year 1 (the “Contract Year 1 Purchase Quantity Shortfall”), (ii) the Yearly Minimum Quantity for Contract Year 2, there was a Purchase Shortfall of [******]for Contract Year 2 (the “Contract Year 2 Purchase Quantity Shortfall”), (iii) the Yearly Minimum Quantity for Contract Year 3, there was a Purchase Shortfall of [******] for Contract Year 3 (the “Contract Year 3 Purchase Quantity Shortfall”) and (iv) the Yearly Minimum Quantity for Contract Year 4, there was a Purchase Shortfall of [******] for Contract Year 4 (the “Contract Year 4 Purchase Quantity Shortfall”).With this First Amendment, the Parties agree that Tainergy shall settle the Contract Year 1 Purchase Shortfall, the Contract Year 2 Purchase Shortfall, the Contract Year 3 Purchase Shortfall and the Contract Year 4 Purchase Shortfall, in accordance with the provisions of Section 1.5 hereof.

(b)Payment for Contract Year 1 Purchase Shortfall, Contract Year 2 Purchase Shortfall, Contract Year 3 Purchase Shortfall and Contract Year 4 Purchase Shortfall. In the Agreement, Tainergy had previously committed to certain Yearly Target Quantities from MEMC Singapore, on a set price curve. Because Tainergy purchased only approximately [******] out of the agreed [******] at the agreed price during Contract Year 1, the Purchase Shortfall payment to be made by Tainergy to MEMC Singapore pursuant to Section 2.2(d) of the Agreement would amount to approximately US$[******]. During Contract Year 2, Tainergy purchased only approximately [******] out of the agreed [******] for Contract Year 2, and [******] at the agreed Contract Year 2 price set forth in the Agreement. During Contract Year 3, Tainergy purchased only approximately [******] out of the agreed [******] for Contract Year 3, and [******] at the agreed Contract Year 3 price set forth in the Agreement. During Contract Year 4, Tainergy purchased only approximately [******] out of the agreed [******] for Contract Year 4, and [******] at the agreed Contract Year 4 price set forth in the Agreement. As part of the settlement of the current dispute between the Parties in connection with this First Amendment (and in lieu of the higher damages entitlement that MEMC Singapore could assert under the Agreement), the Parties confirm and agree that MEMC Singapore may deduct and retain twenty-five million dollars ($USD 25M) of the Refundable Capacity Reservation Deposit currently held by MEMC Singapore, effective immediately, with no further action required by MEMC Singapore or Tainergy. The twenty-five million dollars shall be compensation to MEMC Singapore to settle to the current dispute with Tainergy with respect to Tianergy's purchase obligations in Contract Year 1, Contract Year 2, Contract Year 3 and Contract Year 4 and MEMC Singapore has no further obligation to fulfill shipment for Contract Year 1, Contract Year 2, Contract Year 3 and Contract Year 4.

1.3    Calculation of revised Refundable Capacity Reservation Deposit Amounts.MEMC Singapore shall maintain and hold the amount of the Refundable Capacity Reservation Deposit currently held by MEMC Singapore as of the date hereof as security. Furthermore, notwithstanding anything in the Agreement or First Amendment to the contrary, unless the Parties otherwise agree in the future, the Parties agree that after the date hereof, for the life of the Agreement, MEMC Singapore and Tainergy will not be required to increase the Refundable Capacity Reservation Deposit Amount and the Refundable Capacity Reservation Deposit Amount will only be adjusted as set for in Section 1.4(c) of this First Amendment.

1.4    Revised Minimum Purchase Quantities and Future Contract Year Pricing.

(a)    Minimum Quantity, Quarterly Purchase Commitment. The Parties have now agreed, with this First Amendment, to amend and reduce the minimum purchase quantities for the remainder of Term of the Agreement in exchange for including mono-crystalline silicon wafers to the definition of Wafers. Therefore the Parties agree to replace Attachment B to the Agreement with Attachment B-1 to this First Amendment. As set forth in Attachment B-1, Tainergy's Minimum Quantity for the remaining term of this Agreement shall be measured in number of wafers, including both multi-crystalline silicon and mono-crystalline silicon type wafers (“Wafers”). Tainergy shall purchase [******] Wafers over the remaining Term of this Agreement. Tainergy will purchase at least [******] Wafers every calendar quarter (each 3 month period beginning January, April, July and October) until the total Minimum Quantity is purchased. In addition, with this First Amendment, the Yearly Minimum Quantity amounts for future Contract Years will be determined as set forth in this First Amendment.

(b)    Future Contract Year Quarterly Pricing. Tainergy has requested that MEMC Singapore amend the Agreement now to replace the agreed-upon pricing per Watt for each future Contract Year in the Agreement and the First Amendment with a fluctuating quarterly pricing mechanism. However, MEMC Singapore is willing to provide Tainergy with a quarterly “market” price, on a per Watt basis, which market price shall be determined only on a quarter-by-quarter basis. If the Parties are unable to agree to a “market price,” then the market price will be the previous quarter average price published by PV Insight.

(c)    Reduction in the Refundable Capacity Reservation Deposit. To the extent Tainergy purchases and pays for Wafers under this First Amendment, Tainergy will be entitled to receive a credit of [******] (USD $[******]) per Wafer (“Purchase Credit”), subject to the purchases excluded under Section 1.5(d) of this First Amendment. This Purchase Credit will be applied in the subsequent quarter that the Wafers are received, accepted and paid for by Tainergy and reflected in the Invoice from MEMC Singapore to Tainergy. However, this Purchase Credit may be denied in the event Tainergy does not purchase its Quarterly Purchase Commitment and Section 3.1(b) of the Agreement allows MEMC Singapore at the end of any Contract Year to retain the respective amount of the Refundable Capacity Reservation Deposit equivalent to the aggregate unpaid Purchase Shortfalls.The Parties have agreed that under this First Amendment that the earliest MEMC Singapore may elect under Section 3.1(b) of the Agreement to retain the respective amount of the Refundable Capacity Reservation Deposit equal to any Purchase Shortfalls will be March 1, 2015.

1.5    Additional Services: Tolling Cells and Modules.

(a)Toll Manufacturing. Tainergy agrees to convert (or “toll manufacture”) (i) wafers into cells and/or (ii) cells into modules for MEMC Singapore.

(b)Cost of Tolling. This tolling charge (or cost to convert) charged to MEMC Singapore will be the market tolling price and consistent with payment terms and prices charged by Tainergy to any of its customers, as agreed by the Parties.

(c)Tolling Agreement. In the event that MEMC Singapore requests that Tainergy perform such tolling for MEMC Singapore, the Parties shall enter into a customary tolling agreement (a “Tolling Agreement”). A Tolling Agreement will include customary input delivery and output delivery.

(d)Wafers Purchased for Tolling Excluded from Minimum Purchase Quantities. Wafers purchased by Tainergy as part of an arrangement with MEMC Singapore for tolling of cells and modules will not be included and not be counted towards Tainergy's Minimum Purchase Quantities and will not be eligible for the Purchase Credit set forth in Section 1.4(c) of this First Amendment.For the avoidance of doubt, only Wafers purchased by Tainergy and not resold to MEMC Singapore through a tolling arrangement or any other arrangement will be included and counted towards Tainergy's Minimum Purchase Quantities. All Wafers not included and not be counted towards Tainergy's Minimum Purchase Quantities will not be eligible for the Purchase Credit set forth in Section 1.4(c) of this First Amendment.

ARTICLE II

MISCELLANEOUS

2.1    No Other Changes. Other than with respect to the Sections of the Agreement specifically enumerated above, this First Amendment does not modify, change or delete any other addendum, term, provision, representation, warranty or covenant (the “Provisions”) relating to or contained in the Agreement or any Attachment, and all such Provisions of the Agreement shall remain in full force and effect.

2.2    No Waiver. By agreeing to this First Amendment, in no way is MEMC Singapore waiving any past actions or inactions by Tainergy under the Agreement or any Amendments thereto, or consenting to any future action or inactions by Tainergy under the Agreement or any Amendments thereto. The failure of a Party hereto at any time or times to require strict performance of any provision hereof or claim damages with respect thereto shall in no manner affect its right at a later time to enforce the same. No waiver by a Party of any condition or of any breach of any term, covenant, representation or warranty contained in this First Amendment shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

2.3    Amendment; Entire Agreement. This First Amendment may be amended, modified or supplemented only in writing signed by MEMC Singapore and Tainergy.This First Amendment sets forth the entire agreement and understanding of the Parties hereto with respect to the specific amendment(s) to the Agreement contemplated hereby and supersedes any and all prior agreements, arrangements and understandings, both written and oral, among the Parties relating to the subject matter of this First Amendment.

2.4    No Assignment. Neither Party has assigned, nor shall assign, to any of its affiliates or Subsidiaries, or any third party, any of its claims arising out of or in connection with the negotiation, execution or amendment of the Agreement or the First Amendment, including all attachments and exhibits thereto and hereto.

2.5    Applicable Law. This First Amendment shall be governed by and construed and enforced in accordance with the internal Laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

2.6    Expenses. Each Party hereto shall bear its own fees and expenses with respect to the transactions contemplated hereby.

2.7    Counterparts; Facsimile Signatures. This First Amendment may be executed in counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument. This First Amendment may be executed and delivered by facsimile and upon such delivery the facsimile signature shall be deemed to have the same effect as if the original signature had been delivered to the other Part(ies). The original signature copy shall be delivered to the other Part(ies) by express overnight delivery. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this First Amendment.

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IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed and delivered as of the date first above written.

MEMC SINGAPORE PTE. LTD.	TAINERGY TECH CO., LTD.

By: /s/ Vijay Chinnasami	By: /s/ Kevin Hsieh
Vijay Chinnasami	Kevin Hsieh
President and Chairman	President and Chief Executive Officer

Attachment B-1
Minimum Purchase Quantities and RCRD

	Contract Year 5	Contract Year 6	Contract Year 7	Contract Year 8	Contract Year 9	Contract Year 10	Totals
Annual Wafer Purchase Commitment (in million wafers)	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Quarterly Wafer Purchase Commitment (in million wafers)	[****]	[****]	[****]	[****]	[****]	[****]

RCRD Balance	[****]	[****]	[****]	[****]	[****]	[****]
RCRD Credited to if Purchase Commitment Met	[****]	[****]	[****]	[****]	[****]	[****]	[****]